UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2018

TERRITORIAL BANCORP INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-34403	26-4674701
(State or Other Jurisdiction Identification No.)	(Commission File No.)	(I.R.S. Employer of Incorporation)

1132 Bishop Street, Suite 2200, Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (808) 946-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events

Territorial Bancorp Inc. (the “Company”), headquartered in Honolulu, Hawaii, the holding company parent of Territorial Savings Bank (Bank), is hereby providing information regarding its lending activity in the area of the recent Kilauea lava flows. The latest Kilauea volcano eruption has destroyed homes in the lower Puna district of the Big Island of Hawaii. These lava flows, according to the US Geographical Survey, covered 9.1 square miles as of June 11, 2018.  The Puna district has a total land area of approximately 500 square miles and The Big Island of Hawaii is approximately 4,000 square miles in total land area.

The Bank has eight single family mortgage loans in the Puna, Hawaii zip code of 96778 with an aggregate outstanding balance of $571,000 as of May 31, 2018. While all of these loans are performing and the Bank is not aware of any claims of damage on the properties securing the loans, the Bank believes that one of the loans, with a outstanding balance of $56,500 as of May 31, 2018, may have been in the path of the lava flow. The Bank believes, as of the date of this release, that the other seven properties are not in the path of the current lava flow. The Bank does not currently expect that the lava flows to date will have a material impact on the Company’s assets or operations.

Certain statements herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “predict” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, general economic conditions, either nationally, internationally or in our market areas, that are worse than expected, changes in interest rates, regulatory considerations, and competition and the risk factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission, as updated through filings with the Securities and Exchange Commission and other releases issued by the Company from time to time. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Territorial Bancorp Inc.

DATE: June 13, 2018	By:	/s/ Vernon Hirata
Vernon Hirata
Vice Chairman, Co-Chief Operating Officer and Secretary